Rule 497(e)

File Nos. 2-75503

811-03364

Maxim Series Fund, Inc.

SUPPLEMENT DATED DECEMBER 1, 2005

TO THE PROSPECTUS DATED MAY 1, 2005

Maxim Salomon Brothers High Yield Bond Portfolio

This Supplement provides new and additional information beyond that contained in the Prospectus, dated May 1, 2005, and should be read in conjunction with the Prospectus.

Under the section entitled “Sub-Advisors”, which begins on page 64 of the Prospectus, immediately following the first paragraph under the subtitle “Salomon Brothers Asset Management” appearing on page 69 of the Prospectus, insert the following:

On December 1, 2005, Citigroup, Inc. sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, Salomon Brothers Asset Management Inc., as investment adviser for the Maxim Salomon Brothers High Yield Bond Portfolio, became a wholly owned subsidiary of Legg Mason.

Please keep this Supplement for future reference.